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                                  EXHIBIT 99.23

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EQUITY ONE 2004-5
SEVERITY            40.00%   1st $ loss

        Class B-1                   22.99% Cum Def
                                     9.20% Cum Loss

        Class B-2                   20.22% Cum Def
                                     8.09% Cum Loss

                        1) Use BBB Fitch NIM prepay Curves (inclusive of Default Curve)
                        2)  Use BBB Default Curve
                        3) Keep the backed into Base Case Vol Cpr constant for all runs
                        4)  Increase the Default Curve until first $ of Loss
                        5)  Use Forward Libor Curve
                        6)  Use specified severities
                        7)  Run to Call (Assume Par takeout on Loans at Call)
                        8)  Show Cum Default and Cum Loss on the output
                        9) Run a DLQ vector which basically takes the $ of Default and assume it was DLQ 9 months earlier for DLQ values on triggers